UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 15, 2018

MOVADO GROUP, INC.
(Exact name of registrant as specified in its charter)
NEW YORK
(State or other jurisdiction of incorporation)
1-16497	13-2595932
(Commission File Number)	(I.R.S. Employer Identification No.)
650 FROM ROAD, SUITE 375 PARAMUS, NEW JERSEY	07652-3556
(Address of principal executive offices)	(Zip Code)

(201) 267-8000
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement

On August 15, 2018, Movado Group, Inc., a New York corporation ( “Movado”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with (i) MVMT Watches Inc. (“MVMT”), a California corporation, (ii) Atomic NewCo, Inc., a California corporation (“NewCo”), (iii) the Jacob Kassan Revocable Trust, u/a/d March 28, 2017, a revocable trust (the “Kassan Revocable Trust”), (iv) the Jacob Kassan 2017 Annuity Trust, u/a/d March 28, 2017, an annuity trust (the “Kassan Annuity Trust”), (v) the Kramer LaPlante Revocable Trust, u/a/d March 28, 2017, a revocable trust (the “LaPlante Revocable Trust”), (vi) the Kramer LaPlante 2017 Annuity Trust, u/a/d March 28, 2017, an annuity trust (the “LaPlante Annuity Trust”),  (vii) Fortis Advisors LLC, a Delaware limited liability company (the “Initial Representative”), in its capacity as the Sellers’ Representative, and Jacob Michael Kassan (“Kassan”) and Kramer Craig LaPlante (“LaPlante”) for purposes of specified provisions in the Purchase Agreement. Each of the Kassan Revocable Trust, the Kassan Annuity Trust, the LaPlante Revocable Trust and the LaPlante Annuity Trust are referred to herein as a “MVMT Shareholder” and collectively with NewCo as the “Sellers.” Each of Kassan and LaPlante are referred to herein as a “Founder” and collectively as the “Founders.” The Boards of Directors of both Movado and MVMT have approved the Purchase Agreement.

Pursuant to the Purchase Agreement, upon the terms and subject to the conditions therein, Movado will acquire all of the outstanding equity interests of MVMT. The purchase price is comprised of an initial payment of $100 million, subject to adjustments for cash, debt and working capital, and up to an additional $100 million in earnout payments.  The exact amount of the future payments will be determined by MVMT’s future financial performance with no minimum required future payment. The acquisition will be funded through cash and borrowings under Movado’s revolving credit facility.

All outstanding options of MVMT (whether vested or unvested) will be cancelled at the closing and converted into the right (each, a “Replacement Award”) to receive the cash consideration payable to holders of equity interests of MVMT (less the exercise price applicable to such options), including any post-closing adjustments and earnout payments, subject to continued vesting terms in the case of unvested options. MVMT may also determine to grant transaction bonuses to MVMT employees prior to the closing (such recipients, together with the Sellers and holders of options, the “Seller Parties”), which will be payable from the proceeds otherwise payable to the Sellers and holders of options.

At least one day before the closing, MVMT will undergo a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, pursuant to which, among other things (i) the MVMT Shareholders will contribute all of the outstanding equity interests of MVMT to NewCo in exchange for shares of capital stock of NewCo, (ii) MVMT will be converted from a California corporation to a California limited liability company, and (iii) all of the vested and unvested options at MVMT will be assigned to NewCo.

At the closing, Movado will deposit $8,200,000 from the proceeds otherwise payable to the Seller Parties into escrow accounts for post-closing purchase price adjustments and the satisfaction of certain matters related to MVMT’s business and into an expense fund account for the Sellers’ Representative, all of which are to be distributed in accordance with the terms set forth in the Purchase Agreement.

The Purchase Agreement contains customary representations and warranties of Movado, Sellers and MVMT, including with respect to: organization; due authorization; no conflict; no authorization or consents required; litigation; orders; capitalization; subsidiaries; financial statements; no undisclosed liabilities; absence of certain developments; taxes; contracts; customers and suppliers; intellectual property; property; sufficiency of assets; service providers; labor matters; employee benefit plans; insurance; compliance with laws; environmental; accounts receivable; inventory; affiliate transactions; brokers; recalls; and product liability.

The Purchase Agreement also contains customary covenants of Movado, Sellers and MVMT, and an agreement by the Founders not to compete with MVMT in certain lines of business or solicit MVMT’s employees or customers, in each case for a period of five years following the closing date.

In connection with the acquisition, Movado will obtain a buyer-side representation and warranty insurance policy (the “R&W Insurance Policy”) to provide coverage for breaches of representations and warranties of the Sellers contained in the Purchase Agreement, which will be subject to certain exclusions, deductibles, and other terms and conditions set forth therein. At the closing, fifty percent of the initial R&W Insurance Policy retention amount will be placed into an escrow account for 18 months from the closing date, and will be available to compensate Movado for any damages it may incur as a result of certain indemnified matters.

The acquisition is expected to close on or about October 1, 2018, subject to certain customary closing conditions, and there can be no assurance that the acquisition will close on the terms anticipated or at all.  The Purchase Agreement contains customary termination provisions. Subject to certain limitations, either Movado or the Sellers may terminate the Purchase Agreement if the Transaction has not been consummated by November 1, 2018.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which will be attached as an Exhibit to Movado’s Quarterly Report on Form 10-Q for the quarter ending October 31, 2018.

Item 7.01 Regulation FD Disclosure

On August 15, 2018, Movado issued a press release related to the execution of the Purchase Agreement, a copy of which has been furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated August 15, 2018, announcing agreement to acquire MVMT.
Forward-Looking Statements
Certain statements in this Current Report on Form 8-K, which are not historical in nature, are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates, forecasts and projections about Movado, its future performance, the industry in which Movado operates and management’s assumptions. Words such as “expects”, “anticipates”, “targets”, “goals”, “projects”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “may”, “will”, “should” and variations of such words and similar expressions are also intended to identify such forward-looking statements. Movado cautions readers that forward-looking statements include, without limitation, those relating to Movado’s future business prospects, projected operating or financial results, revenues, working capital, liquidity, capital needs, plans for future operations, expectations regarding capital expenditures, operating efficiency initiatives and other items, cost savings initiatives, and operating expenses, effective tax rates, margins, interest costs, and income as well as assumptions relating to the foregoing. Forward-looking statements are subject to certain risks and uncertainties, some of which cannot be predicted or quantified. Actual results and future events could differ materially from those indicated in the forward-looking statements, due to several important factors herein identified, among others, and other risks and factors identified from time to time in Movado’s reports filed with the Securities and Exchange Commission (the “SEC”), including, without limitation, the following: satisfaction of the conditions to closing set forth in the Purchase Agreement, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act, general economic and business conditions, which may impact disposable income of consumers in the United States and the other significant markets (including Europe) where Movado’s products are sold, uncertainty regarding such economic and business conditions, trends in consumer debt levels and bad debt write-offs, general uncertainty related to possible terrorist attacks, natural disasters, the stability of the European Union (including the impact of the June 23, 2016 referendum advising that the United Kingdom exit from the European Union) and defaults on or downgrades of sovereign debt and the impact of any of those events on consumer spending, changes in consumer preferences and popularity of particular designs, new product development and introduction, the ability of Movado to successfully implement its business strategies, competitive products and pricing, the impact of “smart” watches and other wearable tech products on the traditional watch market, seasonality, availability of alternative sources of supply in the case of the loss of any significant supplier or any supplier’s inability to fulfill Movado’s orders, the loss of or curtailed sales to significant customers, Movado’s dependence on key employees and officers, the ability to successfully integrate the operations of acquired businesses (including the Olivia Burton brand and the MVMT brand) without disruption to other business activities, the possible impairment of acquired intangible assets including goodwill if the carrying value of any reporting unit were to exceed its fair value, the continuation of Movado’s major warehouse and distribution centers, the continuation of licensing arrangements with third parties, losses possible from pending or future litigation, the ability to secure and protect trademarks, patents and other intellectual property rights, the ability to lease new stores on suitable terms in desired markets and to complete construction on a timely basis, the ability of Movado to successfully manage its expenses on a continuing basis, information systems failure or breaches of network security, the continued availability to Movado of financing and credit on favorable terms, business disruptions, disease, general risks associated with doing business outside the United States including, without limitation, import duties, tariffs, quotas, political and economic stability, changes to existing laws or regulations, and success of hedging strategies with respect to currency exchange rate fluctuations.
These risks and uncertainties, along with the risk factors discussed under Item 1A. “Risk Factors” in Movado’s 2018 Annual Report on Form 10-K, should be considered in evaluating any forward-looking statements contained in this report or incorporated by reference herein. All forward-looking statements speak only as of the date of this report or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to Movado or any person acting on its behalf are qualified by the cautionary statements in this section. Movado undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 15, 2018
MOVADO GROUP, INC.

By:	/s/ Mitchell C. Sussis
Name:	Mitchell C. Sussis
Title:	Senior Vice President and General Counsel